UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Lincoln Street, Mailstop: SFC0805	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (in U.S. dollar terms) (“TAIEX”) gained 51.02% during the 12 months ended August 31, 2021. The Taiwan equity market’s outstanding performance was driven by a number of factors, including the rollout of several effective COVID-19 vaccines and improving global economic growth. In addition, despite rising inflation, developed market central banks maintained their highly accommodative monetary policies.

The Taiwan Fund, Inc.’s (the “Fund”) total return based on net asset value (“NAV”) for the 12 months ended August 31, 2021, including reinvestment of the dividend paid on January 8, 2021, was 66.84%, an outperformance of 15.82% when compared to its benchmark, the TAIEX. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

The Fund paid a dividend of $3.3122 per share on January 8, 2021 to stockholders of record on December 29, 2020 with an ex-dividend date of December 28, 2020.

In April 2020, the Fund announced that it would temporarily suspend repurchases under the Fund’s Discount Management Program. The Fund’s Board of Directors (the “Board”) noted that the impact of the COVID-19 pandemic on global economies and stock markets was creating excessive volatility in stock prices. Under such conditions, the Board determined that continued repurchases under the Program was not in the best interests of the Fund or its stockholders.

On December 16, 2020, the Board announced it adopted a conditional tender offer policy (the “Policy”) in lieu of the Fund’s Discount Management Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of net asset value (“NAV”) if the Fund’s NAV performance for the five-year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark over that period. The Board believes that adopting the Policy in lieu of the Program is in the best interest of stockholders. Stockholders will benefit either from the Fund’s over performing the benchmark or from a tender offer that will provide stockholders with a better source of liquidity than the Program – an ability to sell to the Fund a more meaningful number of shares than available under the volume-constrained purchases permitted under the Program and at a significantly better price.

Finally, we are pleased to announce that our portfolio manager, Corinna Xiao was recognized as a top female fund manager for the third year in a row.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager (unaudited)

Market Review:

For the 12-month period ended August 31, 2021, the TAIEX Total Return Index (“TAIEX”) returned 51.02% in U.S. dollar terms. While there were periods of volatility, they were generally short-term in nature and Taiwan’s equity market rallied sharply during the reporting period.

Looking at the reporting period as a whole, Taiwan’s equity market benefited from rebounding growth and decreased trade disruption. In particular, the country’s key roles in international supply chains and technology supported its equity market.

The extraordinary events triggered by COVID-19 have created a perfect storm for global automakers, who rely heavily on Taiwan’s chips. As the crisis began, they slashed sales forecasts and abandoned the capacity that they had reserved at Taiwan Semiconductor Manufacturing Corp. (TSMC) and other major chip fabricating factories. Following this decision, there was a huge surge in demand for notebooks and PCs, driven by the pandemic-induced work-from-home and study-from-home trends. This created a very tight market for integrated circuits (IC).

The automakers have long relied on the traditional “Just-in-time” model of inventory management and this also applies to their chip inventory. When auto demand rebounded strongly, they were caught flat-footed with inadequate inventory and unable to secure the capacity they had surrendered earlier in the pandemic. When this was combined with disruptions in global shipping, Taiwan’s IC companies and marine container shipping firms both saw a massive spike in demand.

The sudden realization that chips are as vital as oil to the functioning of Western economies has led to the situation becoming politicized. Governments, including those of the United States, China, Germany and Japan, made diplomatic level representations to Taiwan in order to secure chip supplies essential to their domestic manufacturers. Furthermore, TSMC announced enormous capital expenditure plans, which have taken on geopolitical dimensions, as countries compete for new chip fabricating factories to be located within their borders, for national security reasons.

Initially, the market was concerned that TSMC’s USD $100 billion, 3-year capital expenditures would be a drag on the company and lead to industry-wide overcapacity. Recently however, a series of news reports in Taiwan have indicated that TSMC now has plans to raise their chip prices quite dramatically. This has been a long time coming, since many other IC manufacturers (such as display driver integrated circuits, DDIC) had already raised prices over the course of the year. Furthermore, it seems that the tightness in supply will remain supportive of prices until at least the end of 2022. This has made the chip space a suddenly much more attractive investment.

Along with increases in IC prices and tight capacity, supply disruptions driven by the pandemic are persisting. The complexity of the semiconductor supply chain means that disruption in any one part of the world can cause delays to propagate throughout the entire chain. Over the summer, Malaysia has experienced a resurgent COVID-19 outbreak. This has shuttered many of the testing facilities that are vital to the IC production process, leading to knock-on effects that are injecting fresh uncertainties into the global IC supply chain.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the 12 months ended August 31, 2021, including reinvestment of the dividend, was 66.84%, an outperformance of 15.82% when compared to its benchmark, the TAIEX.

Portfolio Activity:

The Fund posted a very strong absolute return and outperformed its benchmark on a relative basis. In particular, both security selection and sector positioning were additive to results. From a sector allocation perspective, the Fund’s overweights in Industrials and Information Technology, along with an underweight in Communication Services, added the most value.

In terms of stock selection, the Fund’s holdings in the Industrials, Healthcare and Materials sectors were the largest contributors to performance. The largest active contributors to returns included overweight positions in Evergreen Marine Corp., Yang Ming Marine Transport Corp. and Wisdom Marine Lines Company. In all three cases, the stocks generated very strong returns and outperformed the benchmark. These returns were a result of our pivot towards non-

Tech Cyclicals at the beginning of the reporting period. This paid off handsomely and we have since exited many of these positions. As we moved into the end of this reporting year, we have re-positioned the Fund to be long growth and Tech names as we foresee strength in the chip sector into 2022 and beyond.

In terms of changes to our stock portfolio, this renewed enthusiasm for the chip sector is reflected in our holding in TSMC. We have now moved close to the maximum possible allocation into this name, which is capped at 25% of the Fund’s net asset value (NAV). The market equal-weight position would require a 29% allocation, however we are constrained by the rules of the Fund from allocating beyond current levels. To reflect our bullish view on ICs, we have therefore gone overweight in other fabricating companies, including United Microelectronics Corp. and companies with related intellectual property, such as eMemory Technology, Inc. and Alchip Technologies, Ltd.

Market Outlook:

In light of developments in the integrated circuit sector, our 2022 earnings forecast for TSMC has been revised up significantly. This is clearly a positive development for the whole industry.

As we move forward, the outlook now favors a resurgence in the Technology space. It might be too early to call the winners, as consumer demand is still subject to great uncertainty. Some Technology companies have suffered this year due to a combination of the chip shortage, cost hikes in materials, rising shipping costs and foreign exchange losses. However, we always aim to invest in stocks that have the potential for multi-year growth. Following TSMC’s positive outlook at its last quarterly earnings call, several sectors may benefit from cyclical upswings, including high performance computing (HPC), 5G System on a Chip (SoC)/infrastructure, automotive chips and accelerating Internet-of-Things (IoT). This lends support to the specification upgrade trend in Ajinomoto build-up film (ABF) substrate and high-performance computing (HPC), as well as the electric vehicle supply chain, each of which are long-term, high conviction themes for us.

However, from a broad market perspective in 2022, we expect each quarter will suffer lower earnings versus the previous year until we reach Q4, when they will stabilize. Within the three major sectors of Tech, Finance, and Non-Tech Non-Finance, only the Tech category will deliver positive growth, and this will mainly come from the Semiconductor sector. Within the Finance sector, we believe Insurance offers the most potential upside, as it is positioned better going into a period of U.S. Fed tapering. However, the remainder of the Finance sector may see declines driven by a decrease in disposal gains.

The ongoing developments in mainland China have deeply affected capital markets there and overseas. Markets are re-rating the regulatory risks of doing business in the Mainland as a result. Taiwan is well-positioned as a stable, business-friendly safe-haven during this period. However, there is also the risk that a more systemic domino effect will be triggered by the recent moves in China. Despite the uncertainty these policies have caused, it remains clear that China is prioritizing the real economy, and especially the domestic chip sector, for growth. For Taiwan, at least, this is actually good news.

About the Portfolio Manager (unaudited)

Allianz Global Investors US (“AllianzGI US”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 700 investment professionals in 25 offices worldwide and managing $750 billion (as of June 30, 2021) in assets for individuals, families, and institutions

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Ms. Xiao joined the firm in 2007 and has 16 years of industry experience. As Senior Portfolio Manager and Head of the Taiwan Equity Team, Corrina manages several investment vehicles focused on Taiwan. She manages the flagship AllianzGI Taiwan Equity mutual fund which has been recognized by Lipper as the number one Taiwan mutual fund over the three, five, and 10 year time periods. Corrina was honored with the Citywire “Best Female Fund Manager in the World” award three years in a row from 2019 to 2021.

Before joining Allianz Global Investors, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities for a year. She holds both a master’s and a bachelor’s degree in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for equity and fixed income strategies in Taiwan, covering investment processes, performance and all investment professionals. He is also the chairman of the Global Allocation Committee Taiwan and the board member of Taiwan Management Council. He has 22 years of industry experience, including 15 years as a Taiwan CIO.

Prior to joining the group, Weimin was an Executive Director at Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior to that, Weimin was the Head of Equity Research at Merrill Lynch in Taiwan and covered Taiwan equity strategies. He graduated from National Chengchi University with a bachelor’s degree in journalism and obtained an MBA from London Business School.

Performance (unaudited)

Performance (annualized returns as of August 31, 2021)
	1 Year	5 Year	10 Year
Net Asset Value (NAV)	66.84%	24.66%	13.58%
Market Price	69.95%	24.07%	12.81%
TAIEX Total Return Index	51.02%	21.55%	12.95%

Past performance is not indicative of future results. Returns are expressed in U.S. dollars. Returns for the Fund are historical returns that reflect changes in net asset value and market price per share during each period and assume that dividends and capital gains, if any, were reinvested. Net asset value is total assets less total liabilities divided by the number of shares outstanding. NAV performance includes the deduction of management fees and other expenses. NAV and market price returns do not reflect broker sales charges or commissions, which would reduce returns. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.

The TAIEX Total Return Index is stated in U.S. dollar terms and is a stock market index for companies traded on the Taiwan Stock Exchange (TWSE). The index is calculated on a total return basis with net dividends reinvested. An investor may not invest directly in an index.

Growth of an Assumed $10,000 Investment

Allianz Global Investors US was appointed investment manager of the Fund in June 2019. Prior to June 2019, the Fund had different investment management arrangements.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2021%		Holdings as of August 31, 2020%
Taiwan Semiconductor Manufacturing Co., Ltd.	24.4	Taiwan Semiconductor Manufacturing Co., Ltd.	21.8
Alchip Technologies Ltd.	4.8	Taiwan Cement Corp.	4.5
United Microelectronics Corp.	4.8	Silergy Corp.	4.2
Kinsus Interconnect Technology Corp.	4.0	Epistar Corp.	3.5
Pegavision Corp.	3.9	Accton Technology Corp.	3.3
Silergy Corp.	3.6	Unimicron Technology Corp.	2.8
Unimicron Technology Corp.	3.0	FLEXium Interconnect, Inc.	2.4
Gold Circuit Electronics Ltd.	2.9	Speed Tech Corp.	2.4
Pan Jit International, Inc.	2.8	Zhen Ding Technology Holding Ltd.	2.0
Accton Technology Corp.	2.6	TCI Co Ltd.	2.0

Top Ten Industry Weightings**		Top Ten Industry Weightings
Weightings as of August 31, 2021%		Weightings as of August 31, 2020%
Semiconductors & Semiconductor Equipment	65.8	Semiconductor Industry	37.1
Electronic Equipment, Instruments & Components	9.1	Electronic Parts & Components Industry	17.3
Health Care Equipment & Supplies	4.9	Cement Industry	6.0
Metals & Mining	3.5	Optoelectronics Industry	5.2
Communications Equipment	2.6	Communications & Internet Industry	4.1
Insurance	1.9	Food Industry	3.0
Health Care Providers & Services	1.7	Computer & Peripheral Equipment Industry	3.0
Technology Hardware, Storage & Peripherals	1.5	Electric & Machinery Industry	2.9
Textiles, Apparel & Luxury Goods	1.4	Textiles Industry	2.8
Electrical Equipment	1.2	Technology Hardware Industry	2.3

*	Percentages based on net assets.
**

As of August 31, 2021 the industries were classified using the Global Industry Standard Classification (GICS). Prior to August 31, 2021 securities were classified by using the Taiwan Stock Exchange industry classifications.

Industry Allocation

Industry Allocation (as a percentage of net assets)
Communications Equipment 2.6%
Insurance 1.9%
Health Care Providers & Services 1.7%
Metals & Mining 3.5%
Technology Hardware, Storage & Peripherals 1.5%
Healthcare Equipment & Supplies 4.9%
Textiles, Apparel & Luxury Goods 1.4%
Electrical Equipment 1.2%
Electronic Equipment, Instruments & Components 9.1%
Other Industry 1.2%
Other Assets and Liabilities 5.2%
Semiconductors & Semiconductor Equipment 65.8%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2021. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2021 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/August 31, 2021 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 94.8%
CONSUMER DISCRETIONARY — 2.6%
Auto Components — 0.6%
Actron Technology Corp.	249,000	$1,913,760

Household Durables — 0.6%
Nien Made Enterprise Co., Ltd.	133,000	1,986,830

Textiles, Apparel & Luxury Goods — 1.4%
Fulgent Sun International Holding Co., Ltd. (a)	583,877	1,847,692
Makalot Industrial Co., Ltd.	296,000	2,547,351
		4,395,043
TOTAL CONSUMER DISCRETIONARY		8,295,633

FINANCIALS — 1.9%
Insurance — 1.9%
Fubon Financial Holding Co., Ltd.	2,025,000	6,210,872
TOTAL FINANCIALS		6,210,872

HEALTHCARE — 6.6%
Health Care Equipment & Supplies — 4.9%
Pegavision Corp. (a)	572,000	12,342,577
St. Shine Optical Co., Ltd.	277,000	3,388,348
		15,730,925
Health Care Providers & Services — 1.7%
Universal Vision Biotechnology Co., Ltd.	468,000	5,302,542
TOTAL HEALTHCARE		21,033,467

INDUSTRIALS — 1.2%
Electrical Equipment — 1.2%
Advanced Energy Solution Holding Co., Ltd.	127,000	3,904,379
TOTAL INDUSTRIALS		3,904,379

INFORMATION TECHNOLOGY — 79.0%
Communications Equipment — 2.6%
Accton Technology Corp.	811,000	8,208,472

Electronic Equipment, Instruments & Components — 9.1%
Elite Material Co., Ltd.	178,000	1,502,950
Gold Circuit Electronics Ltd.	3,448,000	9,144,568
Lotes Co., Ltd.	100,000	1,948,509
Nan Ya Printed Circuit Board Corp.	283,000	4,304,202
Sensortek Technology Corp.	98,000	2,616,775
Unimicron Technology Corp.	1,820,000	9,686,615
		29,203,619
INFORMATION TECHNOLOGY — (continued)
Semiconductors & Semiconductor Equipment — 65.8%
Advanced Wireless Semiconductor Co.	661,000	4,018,926
Alchip Technologies Ltd.	615,000	15,511,754
Anpec Electronics Corp.	468,000	2,659,715
ASMedia Technology, Inc.	49,000	3,668,790
eMemory Technology, Inc.	125,000	7,352,012
Episil Holdings, Inc. *	868,000	3,413,932
Formosa Sumco Technology Corp.	551,000	3,698,053
Globalwafers Co., Ltd.	249,000	7,816,768
Jih Lin Technology Co., Ltd.	710,000	3,035,885
Kinsus Interconnect Technology Corp.	1,753,000	12,682,501
MPI Corp.	322,000	1,725,405
Novatek Microelectronics Corp.	349,000	5,654,320
Nuvoton Technology Corp.	1,242,000	6,946,434
Pan Jit International, Inc.	2,306,000	9,028,127
Parade Technologies Ltd.	55,000	3,473,037
SDI Corp. *	1,094,000	5,763,400
Silergy Corp.	81,000	11,632,598
Taiwan Semiconductor Co., Ltd.	921,000	2,452,588
Taiwan Semiconductor Manufacturing Co., Ltd.	3,529,000	78,185,938
United Microelectronics Corp.	6,775,000	15,425,785
Visual Photonics Epitaxy Co., Ltd.	867,000	3,973,118
Wafer Works Corp.	969,000	2,461,530
		210,580,616
Technology Hardware, Storage & Peripherals — 1.5%
VIA Labs, Inc.	293,000	4,614,881
TOTAL INFORMATION TECHNOLOGY		252,607,588

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2021 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 1)
MATERIALS — 3.5%
Metals & Mining — 3.5%
Century Iron & Steel Industrial Co., Ltd.	735,000	$2,970,393
China Steel Corp.	3,954,000	5,443,019
TA Chen Stainless Pipe Co., Ltd.	1,548,000	2,826,377
TOTAL MATERIALS		11,239,789
TOTAL COMMON STOCKS (Cost — $216,685,593)		303,291,728

TOTAL INVESTMENTS — 94.8% (Cost — $216,685,593)		303,291,728

OTHER ASSETS AND LIABILITIES, NET—5.2%		16,623,540

NET ASSETS—100.0%		$319,915,268

Legend:

US $ – United States dollar

*	Non-income producing

(a)	All or a portion of the security is on loan. The market value of the securities on loan on August 31, 2021 is $1,898,186, collateralized by U.S. Government securities in the amount of $ 2,003,050.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2021
Assets:
Investments in securities, at value (cost $216,685,593) (Notes 2 and 3)		$303,291,728
Cash		407,741
Foreign cash (cost $15,162,720)		15,243,106
Receivable for securities sold		11,106,360
Dividend receivable		1,245,141
Prepaid expenses		58,055
Securities lending receivable		6,130
Total assets		331,358,261

Liabilities:
Payable for securities purchased	$10,380,760
Payable for Performance adjustment	639,221
Accrued management fee (Note 4)	180,299
Accrued audit fees	66,200
Accrued custodian fees	47,655
Accrued director’s and officer’s fees	10,000
Other payables and accrued expenses	118,858
Total liabilities		11,442,993

Net Assets		$319,915,268

Net Assets Consist of:
Paid in capital		$251,818,768
Total distributable earnings (loss)		$68,096,500

Net Assets		$319,915,268

Net Asset Value, per share ($319,915,268/7,468,866 shares outstanding)		$42.83

STATEMENT OF OPERATIONS For the Year Ended August 31, 2021
Investment Income:
Dividends		$4,675,888
Securities Lending Income		194,985
		4,870,873
Less: Taiwan stock dividend tax (Note 2)		(14,494)
Taiwan withholding tax (Note 2)		(874,993)
Total investment income		3,981,386

Expenses:
Management fees (Note 4)	$1,789,818
Performance adjustment	639,221
Directors’ fees	280,000
Custodian fees	262,317
Administration and accounting fees	221,918
Legal fees	94,514
Insurance fees	74,061
Audit fees	67,079
Compliance services fees	60,000
Principal financial officer fees	60,000
Stockholder communications	36,227
Transfer agent fees	22,899
Miscellaneous	70,578
Total expenses		3,678,632

Net Investment Income		302,754

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	91,089,772
Foreign currency transactions	554,910
		91,644,682
Net change in unrealized appreciation (depreciation) on:
Investments	37,590,095
Foreign currency translations	92,340
		37,682,435
Net realized and unrealized gain		129,327,117
Net Increase in Net Assets Resulting From Operations		$129,629,871

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$302,754	$418,067
Net realized gain on investments and foreign currency transactions	91,644,682	45,393,478
Net change in unrealized appreciation on investments and foreign currency translations	37,682,435	26,693,663
Net increase in net assets resulting from operations	129,629,871	72,505,208
Distributions to stockholders from:
Distributable Income	(24,731,038)	(12,915,195)
Total distributions to stockholders	(24,731,038)	(12,915,195)
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	60,275	285,402
Cost of shares repurchased (Note 5)	—	(4,624,433)
Total capital stock transactions	60,275	(4,339,031)
Increase in net assets	104,959,108	55,250,982

Net Assets
Beginning of year	214,956,160	159,705,178
End of year	$319,915,268	$214,956,160

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2021	2020	2019†	2018	2017

Selected Per Share Data
Net asset value, beginning of year	$28.79	$20.80	$23.05	$24.11	$19.80
Income from Investment Operations:
Net investment income(a)	0.04	0.06	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	17.31	9.54	(0.87)	(0.65)	4.10
Total from investment operations	17.35	9.60	(0.66)	(0.43)	4.30
Less Distributions to Stockholders from:
Net investment income	(0.38)	(1.47)	—	(0.66)	—
Net realized gains	(2.93)	(0.23)	(1.71)	—	—
Total distributions to stockholders	(3.31)	(1.70)	(1.71)	(0.66)	—
Capital Share Transactions:
Accretion (dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.00 (b)	0.09	0.12	0.03	0.01

Net asset value, end of year	$42.83	$28.79	$20.80	$23.05	$24.11

Market value, end of year	$35.83	$23.65	$17.84	$19.85	$21.37

Total Return
Per share net asset value(c)	66.88%	49.63%	0.49%	(1.46)%	21.77%
Per share market value(c)	69.95%	43.31%	0.08%	(4.26)%	26.00%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$319,915	$214,956	$159,705	$186,948	$197,571
Ratio of expenses before fee waiver	1.44%	1.70%	1.74%	1.71%	1.78%
Ratio of expenses after fee waiver	1.44%	1.70%	1.73%	1.71%	1.78%
Ratio of net investment income	0.12%	0.23%	1.07%	0.94%	0.99%
Portfolio turnover rate	242%	241%	115%	112%	89%

(a)	Based on average shares outstanding during the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

†	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2021

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund. Prior to May 21, 2020 the Fund was incorporated in Delaware.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (continued) August 31, 2021

2. Significant Accounting Policies — continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$303,291,728	$—	$—	$303,291,728
Total	$303,291,728	$—	$—	$303,291,728

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2021, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (continued) August 31, 2021

2. Significant Accounting Policies — continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in securities lending income within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at August 31, 2021, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2021 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (continued) August 31, 2021

2. Significant Accounting Policies — continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2021, the effects of certain differences were reclassified. The Fund decreased distributable earnings by $46,158,265, and increased paid in capital by $46,158,265.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2021, purchases and sales of securities, other than short-term securities, aggregated $579,650,036 and $606,734,234, respectively.

Notes To Financial Statements (continued) August 31, 2021

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index”). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.01% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The Performance Period was from September 1, 2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Prior to June 1, 2019, the Fund was managed by JF International Management Inc. (“JFIMI”) pursuant to an Investment Management Agreement. Under the terms of the Investment Management Agreement, JFIMI received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.75% per annum of the value of the Fund’s average daily net assets.

For the period September 1, 2020 through August 31, 2021, the management fee was equivalent to an annual rate of 0.95% of the Fund’s weighted average daily net assets which reflected a 0.25% Performance Adjustment, based on the Fund’s net asset value outperforming the Fund’s benchmark by more than five percentage points.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Notes To Financial Statements (continued) August 31, 2021

4. Management Fees and Other Service Providers — continued

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $2,000 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings. Effective September 1, 2021, the annual fee will be $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 for attending the quarterly Board and Committee meetings. The Fund will pay each Director $2,000 for meetings held on days separate from the quarterly Board meeting.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund. During the year ended August 31, 2019 FFOS and FMS agreed to waive a portion of their fees.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorized management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. During the twelve months ended August 31, 2021, the Fund did not repurchase any shares under the Program.

On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

Notes To Financial Statements (concluded) August 31, 2021

6. Fund Shares

At August 31, 2021, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,468,866 were issued and outstanding.

For the year ended August 31, 2021, the Fund did not repurchase any shares of its common stock.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
Shares outstanding at beginning of year	7,466,650	7,679,198
Shares issued from reinvestment of distributions	2,216	13,610
Shares repurchased	—	(226,158)
Shares outstanding at end of year	7,468,866	7,466,650

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2021 is as follows:

	Year Ended August 31, 2021	Year Ended August 31, 2020
Capital Gains	$6,458,787	$1,250,392
Ordinary Income	$18,272,251	$11,664,803
Total	$24,731,038	$12,915,195

As of August 31, 2021, the tax components of accumulated net earnings (losses) were $86,211,818 of Unrealized Appreciation and $17,025,871 of Undistributed Capital Gains and $35,141,189 of post October capital and late-year ordinary losses. For the year ended August 31, 2021, the Fund did not utilize any tax loss carryovers.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At August 31, 2021, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $217,182,013. Net unrealized appreciation of the Fund’s investment securities was $86,109,715 of which $91,008,617 was related to appreciated investment securities and $4,898,902 was related to depreciated investment securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of The Taiwan Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers could not be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 21, 2021

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 20, 2021 (the “Annual Stockholder Meeting”). The voting results for the proposal considered at the Annual Stockholder Meeting are as follows:

1. Election of Directors. The stockholders of the Fund elected William C. Kirby, Shelley E. Rigger, Anthony S. Clark, Thomas G. Kamp and Warren J. Olsen to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholder is held in 2022 or until their successors are elected and qualified.

Director	Votes cast “for”	Votes “against/withheld”
William C. Kirby	6,755,315	70,805
Shelley E. Rigger	6,504,860	321,260
Anthony S. Clark	6,755,315	70,805
Thomas G. Kamp	6,755,315	70,805
Warren J. Olsen	6,755,129	70,990

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2021, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $871,674 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2021, the Fund paid distributions of $ 6,458,787 which were designated as long term capital gains dividends.

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com.

Other Information (unaudited) (concluded)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 22, 2021, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 22, 2021. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Board Deliberations Regarding Approval of Investment Advisory Agreement (unaudited)

General Background

On April 20, 2021, the Board of Directors, all of whom are Independent Directors (each, a “Director” and together, the “Board”), voted to renew the Investment Advisory Agreement between the Fund and Allianz Global Investors U.S. LLC (the “Adviser”) (the “Agreement”).

Approval Process

In evaluating the Agreement, the Directors drew on the materials provided to them by the Adviser at the request, on their behalf, by counsel. In deciding whether to approve the Agreement, the Directors considered various factors under Section 15(c) of the 1940 Act, including: (i) the nature, extent and quality of the services to be provided by the Adviser under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to the Adviser of providing its services to the Fund and the profits realized by the Adviser, from its relationship with the Fund, and (iv) the extent to which economies of scale would be realized, if any, as the Fund grows and whether the fee levels in the Agreement reflect these economies of scale. The Board did not identify any consideration that was all important or controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Investment Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their experience as Directors of the Fund as well as on the materials provided for the Meeting. They noted that, under the Agreement, the Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted that the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices the Adviser has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Board Deliberations Regarding Approval of Investment Advisory Agreement (unaudited) (continued)

Performance, Fees and Expenses of the Fund. Drawing upon information provided prior to the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors concluded that in view of the investment objective of the Fund and market conditions, the Fund has outperformed its benchmark for the year-to-date, one-, three- five- and ten-year periods as of December 31, 2020. The Directors noted that the Board would continue to monitor the Fund’s performance.

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds. Based on that information, the Directors noted that while the Fund’s total expense ratio was higher than the average of the comparable funds’ total expense ratio the effective fee declined as Fund assets increased and expense ratios trended downward. The Directors also noted that for the period September 1, 2020 through February 28, 2021, the management fee was equivalent to an annual rate of 0.45% of weighted average daily net assets which reflected a (0.25)% Performance Adjustment (annualized), based on the Fund’s net asset value underperforming the Fund’s benchmark by more than five percentage points. The Directors concluded that the data available provided confirmation of the reasonableness of the Adviser’s fees.

The Directors considered the anticipated profitability of the management arrangement with the Fund to the Adviser. The Directors had been provided with data on the Fund’s profitability to the Adviser for the calendar years 2019 and 2020. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that the Adviser’s relationship with the Fund was profitable, the profitability was not such as to render the management fee excessive.

Other Benefits of the Relationship. In considering whether the Adviser would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s investments, there were no other investment management, brokerage or other fees receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser is not likely to realize economies of scale in the management of the Fund. The Adviser provided comparative performance information for similar mandates.

Board Deliberations Regarding Approval of Investment Advisory Agreement (unaudited) (concluded)

Resources of the Proposed Investment Adviser. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Agreement, noting that the Adviser appears to have the financial resources necessary to fulfill its obligations under the Agreement. The Board also noted that the Fund’s CCO receives quarterly certifications from the Adviser reflecting its compliance with Rule 38a-1 under the 1940 Act.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Agreement. The Board members reasoned that, considered by themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser could be expected to continue to provide services of high quality. As to the Adviser’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors’ deliberations.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases. If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to six decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. The Plan Administrator will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least three business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 505000, Louisville, KY 40233-5000. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf. If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions.. The Plan Administrator’s service fees for handling capital gains distributions or income dividends will be paid by the Fund. For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay. Per share fees and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return.

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which maybe payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, http://www.computershare.com/investor or by written notice to the Plan Administrator. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees.

You may also request that the Plan Administrator sell your shares and send you the proceeds, less a service fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay.

Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form.

In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 505000, Louisville, KY 40233-5000 , by telephone at 1-800-426-5523 or through the Internet at http://www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Investment Objectives and Policies (unaudited)

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective through investments primarily in equity securities listed on the Taiwan Stock Exchange (the “TSE”) in the Republic of China (the “ROC”). At least 80% of the Fund’s assets must be invested in Taiwan securities, meaning securities issued by companies organized under the laws of Taiwan, securities the primary trading market for which is in Taiwan, or securities of companies more than 50% of whose assets are based in Taiwan or more than 50% of whose revenue is derived from Taiwan. The Fund’s investment objective and the requirement to invest at least 80% of the Fund’s assets in Taiwan securities may not be changed without the approval of a majority of the Fund’s outstanding voting securities. For this purpose, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The portion of the Fund’s assets not invested in equity securities generally will be invested in debt securities which are listed on the TSE or traded on the over-the-counter market, or will be held in bank deposits or short-term money market instruments in order to provide appropriate liquidity to take advantage of market opportunities and meet cash needs. Investments in money market instruments may include government treasury bills, commercial paper, bankers’ acceptances and negotiable certificates of deposit.

The Fund has adopted a fundamental policy to invest in excess of 25% of its total assets in the semi-conductor industry and is thereby concentrated in such industry. This policy may not be changed without the approval of a majority of the Fund’s outstanding voting securities. In addition, the Fund is required to be diversified, meaning that the Fund may not purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets, more than 5% of the Fund’s total assets (taken at current value) would then be invested in the securities of a single issuer, (ii) more than 10% of the voting equity securities (at the time of such purchase) of any one issuer would be owned by the Fund or (iii) more than 25% of its total assets would be invested in obligations of the government of the ROC, its agencies or instrumentalities. The Fund’s equity investments have been and will be predominantly in common stock, but investments may also be made in preferred stocks and in convertible debentures listed on the TSE.

During periods in which changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and increase its holdings in long-term or short-term debt securities or hold cash.

Risk Factors and Special Considerations (unaudited)

Risks of Investing in Securities in Taiwan

The Fund concentrates its investments in securities listed on the TSE. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

Market Volatility

The TSE has experienced from time to time substantial fluctuations in the prices and volumes of sales of listed securities. There are currently limits on the range of daily price movements on the TSE. In response to past declines and volatility in the securities markets in Taiwan, and in line with similar activities by other countries in Asia, the ROC formed the government-sponsored National Financial Stabilization Fund (the “Stabilization Fund), which had purchased and may from time to time purchase shares of Taiwan companies to support these markets. In the future, market activity by government entities, or the perception that such activity is taking place, may take place or cease, may cause fluctuations in the market prices of common shares on the TSE. In addition, as a result of the activities of the Stabilization Fund, the market price and liquidity of the securities of companies listed on the TSE and the net asset value of the Fund may be different than they otherwise might be in the absence of such stabilization activities.

Allianz Global Investors US LLC (the “Adviser”) believes that short-term trading strategies, without regard to fundamental investment analysis, are part of a number of factors determining day-to-day price fluctuations on the TSE. Although the Adviser believes that there are fundamentally sound long-term investment opportunities available among the stocks listed on the TSE, and that past volatility and speculation have been reduced, volatility of the Taiwan securities market is still high compared to the securities markets of the United States and there is no assurance that these past patterns of extreme volatility will not return. High to extreme market volatility is likely to lead to a high portfolio turnover rate for the Fund. For the Fund’s last two fiscal years, the turnover rate has been over 200%.

Investment and Repatriation Restrictions

Foreign investment in the securities of companies in Taiwan is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities listed on the TSE and increase the costs and expenses of the Fund. Taiwan may restrict investment opportunities in issuers or industries deemed important to national interests. Taiwan may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Accordingly, the Fund treats investments with repatriation restrictions as illiquid for purposes of any applicable limitations under the Investment Company Act of 1940, as amended. As a closed-end fund, the Fund is not currently limited in the amount of illiquid securities it may acquire. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund were unable to distribute an amount

Risk Factors and Special Considerations (unaudited) (continued)

equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Currency Fluctuations

The Fund’s assets are invested primarily in securities listed on the TSE and substantially all income is received in New Taiwan Dollars. However, the Fund will compute and distribute its income in U.S. Dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund’s status as a regulated investment company under the Code.

Since the Fund invests in securities listed on the TSE denominated in New Taiwan Dollars, changes in the exchange rates of the New Taiwan Dollar may affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Further, the Fund may incur costs in connection with conversions between currencies. Changes in the exchange rate of the New Taiwan Dollar will affect the Fund’s net asset value regardless of the performance of the underlying investments of the Fund.

The competitiveness of Taiwan’s exports is affected by changes in the relative exchange rates of the New Taiwan Dollar and the currencies of its main trading partners, primarily China, the United States, Japan, the European Union and Hong Kong. Changes in the value of the New Taiwan Dollar against the U.S. Dollar, or changes in the value of the New Taiwan Dollar against the currencies of its other trading partners, could have an adverse impact on Taiwan’s export economy and, in turn, on the market value of export-oriented companies in Taiwan. Relative currency values will be taken into account by the Adviser in selecting industries and companies for investment.

The Fund may from time to time attempt to hedge all or a portion of its currency risk using forward foreign currency contracts. These contracts may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument.

Political and Economic Factors

Political Factors

Taiwan has a unique political status. In 1949, in connection with the insurgency of the Communist Party of China and the formation of the People’s Republic of China (the “PRC”), the ROC government moved to Taiwan from mainland China. Since that time, the ROC government has maintained that it is the sole legitimate government of all of China (i.e., Taiwan and all of mainland China). The PRC also asserts sovereignty over all of China, including Taiwan. The PRC has repeatedly indicated that it would resort to force to gain control over Taiwan if Taiwan should take any concrete steps toward political independence, or if the political and social situation in Taiwan should become destabilized.

Risk Factors and Special Considerations (unaudited) (continued)

The United States formally recognized the PRC on January 1, 1979 and thereupon severed formal diplomatic relations with the ROC. In April 1979, the U.S. Congress enacted the Taiwan Relations Act (the “Relations Act”) to govern the future U.S. relationship with Taiwan and an unofficial entity, the American Institute in Taiwan, was established to handle U.S. interests in Taiwan. The Relations Act affirmed as national policies the preservation and promotion of close commercial and cultural ties with Taiwan and the continuing supply to Taiwan of arms of a defensive character.

The political reunification of China and Taiwan, over which the PRC continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. The relationship between China and Taiwan has deteriorated recently, and there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in Taiwan, or make investments in Taiwan impractical or impossible. And while significant economic and cultural relations have been established during recent years between Taiwan and the PRC, the PRC government has refused to renounce the possibility that it may at some point use force to gain control over Taiwan. Although there are significant economic ties between Taiwan and the PRC, the PRC has at times taken a more assertive posture towards Taiwan, including through intrusion by Chinese military aircraft into air defense security zone, the sailing of naval ships around Taiwan waters, the conduct of military exercises close to Taiwan, and exclusion of Taiwan from international organizations such as the World Health Organization.

Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in the region. The securities market in Taiwan is sensitive to political and economic developments in the PRC, and such developments, including, among other things, changes in leadership, could have an impact on the Fund.

Economic Factors

Taiwan is a small island state with few raw material resources and limited land area, along with being heavily reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation.

The Taiwanese economy is dependent in large part on the economies of China, the United States, Japan and Hong Kong as its largest trading partners, and negative changes in their economies or a reduction in purchases by any of them of Taiwanese products and services would likely have an adverse impact on the Taiwanese economy.

Given the limited natural resources of Taiwan and dependence on foreign sources for certain raw materials, it makes Taiwan vulnerable to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector, as Taiwan imports nearly 98% of its energy consumption, a majority of which consists of fossil fuels from turbulent areas. Taiwan is therefore unusually vulnerable to energy market risks, particularly during a time when volatility has grown in the world’s major oil-producing regions (i.e., the Middle East).

Risk Factors and Special Considerations (unaudited) (continued)

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. While Taiwan’s economy grew over 3% during 2020, in large part due to record exports in the semiconductor and technology components sector, the dependence on such sector carries risks. If China and the United States reduce dependence on Taiwan in the semiconductor sector, it will likely have a negative impact on the economy of Taiwan.

Taxation

Changes in tax legislation in either the United States or the ROC may have an impact on the Fund. The Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable. Dividends paid by Taiwan companies to the Fund are subject to withholding tax in Taiwan. During certain periods in the past, capital gains derived from stock transactions have been subject to tax in the ROC. Starting in January 1, 2016, capital gains realized from the sale or disposal of common shares became exempt from ROC income tax under the ROC Income Tax Act. However, there can be no assurance that the capital gains tax will not be imposed in the future or that the Fund will continue to be exempt from such tax.

General Risk Factors

Semi-Conductor Industry Concentration

As one of its fundamental policies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in the semi-conductor industry. Companies in the semi-conductor industry face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. In addition, semi-conductor companies may have limited product lines, markets, financial resources or personnel. The products of semi-conductor companies may also face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures among semi-conductor companies could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semi-conductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Securities Lending

The Fund may from time to time, for purposes of increasing its income, lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit

Risk Factors and Special Considerations (unaudited) (concluded)

issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To the extent that securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so.

Limited Markets

Certain securities listed on the TSE may be less liquid (i.e., harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund’s net asset value will decrease. The Fund cannot predict whether in the future its shares will trade at, below, or above net asset value. The Fund’s shares of common stock are not subject to redemption.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until the next annual meeting of stockholders or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/Trusteeships in Publicly Held Companies
Directors Considered Independent Persons
William C. Kirby (71)	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Cabot Corporation.
Anthony S. Clark (68)	Director	2017	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	1	Director, Aberdeen Japan Equity Fund, Inc.
Thomas G. Kamp, CFA (60)	Director	2018	President, Chief Investment Officer and Director, Cornerstone Capital Management LLC (2006-2016).	1	None.

Directors and Officers (unaudited) (continued)

Name (Age) and Address of Directors*	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/Trusteeships in Publicly Held Companies
Warren J. Olsen (64)	Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	1	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.
Shelley E. Rigger (59)	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	1	None.

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o State Street Bank & Trust Company, One Lincoln Street, P.O. Box 5049, Boston, MA 02110

Directors and Officers (unaudited) (concluded)

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Officers of the Fund
Aiden Redmond (55) Allianz Global Investors U.S. Holdings LLC 1633 Broadway New York, NY 10019	President	2021

Managing Director, Head of Institutional, North America, with Allianz Global Investors U.S. Holdings LLC (2018-present); Managing Director and Head of Institutional at Morgan Stanley Investment Management (2014-2018).

Monique Labbe (47) Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, MA 02110	Treasurer	2017	Senior Director, Foreside Fund Officer Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014).
Brian F. Link (48) State Street Bank and Trust Company One Lincoln Street SFC0805 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-present).
Patrick Keniston (57) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director of Foreside Fund Officer Services LLC, (2008-present).

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049 Boston, MA
1-800-426-5523
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Aiden Redmond, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is Thomas G. Kamp. Mr. Kamp has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, Tait Weller billed the Fund aggregate fees of US$0 and US$0, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)	The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2021 and August 31, 2020, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2021 and August 31, 2020, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)	For the fiscal years ended August 31, 2021 and August 31, 2020, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2021 and August 31, 2020, Tait Weller did not provide any services to Allianz Global Investors U.S. LLC (“AGI” or the “Investment Adviser”).

(h)	Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Thomas G. Kamp, Anthony S. Clark, William C. Kirby, Shelley E. Rigger, and Warren J. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 1, 2021, the portfolio managers of the registrant are:

Corrina Xiao

Head of Domestic Equity & Senior Portfolio Manager

Corrina Xiao is the senior portfolio manager of AllianzGI Taiwan Equity Strategy. She joined the firm in 2007 and has 17 years of industry experience. She started as a research analyst and became a portfolio manager in 2011 for the domestic mutual fund business, in charge of managing the award-winning AllianzGI Taiwan Fund, AllianzGI Intelligence Trends Fund (from October 2011 to April 2019) and a substantial pension mandate as well. In addition, Corrina was currently appointed to the Lead Portfolio Manager role for a US-listed closed-end fund - The Taiwan Fund Inc. She also sits on Portfolio Manager Committee (PMC) in AllianzGI Taiwan and advises the composition of model portfolios.

Corrina Xiao has been named one of the “30 Best Female Fund Managers” globally by Citywire in 2019 and 2020, widely recognized for her excellent track records. Before joining the group, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities for a year. She holds a masters and bachelor degree in Finance from Chaoyang University, Taiwan.

Weimin Chang

Deputy Portfolio Manager, Chief Investment Officer, Taiwan

Weimin Chang is responsible for equity, fixed income as well as quantitative strategies in terms of investment processes, performance and all investment professionals in Taiwan, reporting to the CIO, Asia Pacific. He is also the chairman of Global Allocation Committee Taiwan and a board member of the Taiwan Management Council. He has 24 years of industry experience, 16 years of which he has functioned as CIO.

Prior to joining the group, Weimin Chang was Executive Director of Merito Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and from 2006 to 2010, he worked as the CIO of SYWG BNP Paribas Asset Management. Further back, Weimin Chang was the Head of Equity Research at Merrill Lynch and covered Taiwan equity strategy. He graduated from National Chengchi University with Bachelor degree in Journalism and obtained an MBA from London Business School.

The following summarizes information regarding each of the accounts, excluding The Taiwan Fund, Inc. that was managed by the Portfolio Managers as of August 31, 2021. The accounts listed under “Other Accounts” all have performance fee mechanisms.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Corrina Xiao	0	0	1	$801.64	5	$1,513.00
Weimin Chang	0	0	0	0	0	0

Conflict of Interest Policy

Policy Statement

The Company must take reasonable care to identify and manage conflicts of interest if and when they arise. This includes conflicts (i) within the Company, (ii) between the Company and other Allianz entities, (iii) between the Company’s interests and those of its clients, and (iv) between the interests of different clients.

Policy Standards

The Company has policies and procedures reasonably designed to:

•	Identify and keep a record of the material conflicts that arise in its business, and to comply with applicable laws/regulations and contractual requirements in this regard;
•	Maintain and operate effective internal arrangements intended to mitigate the risk that any such conflicts will cause material damage to the interests or reputation of Allianz, affiliated Allianz entities, the Company or its clients; and

Comply with any regulatory or contractual requirements on disclosure of conflicts of interest to clients, and in particular the disclosure requirements arising from Section 206 of the Advisers Act (including court or regulatory interpretations thereunder).

Compensation Structure

Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.
•	The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2021.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Corrina Xiao	$0
Weimin Chang	$0

(b)	Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorized management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period. During the fiscal year ended August 31, 2021, the Fund did not repurchase any shares under the Program. The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities		$273,247.42
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split		$80,776.74
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$
Administrative fees that are not included in the revenue split		—
Indemnification fee not included in the revenue split		—
Rebates paid to borrowers;	$
Other fees relating to the securities lending program not included in the revenue split		—
(3) Aggregate fees/compensation for securities lending activities and related services		$80,766.74
(4) Net income from securities lending activities		$192,470.68

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: November 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: November 1, 2021

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: November 1, 2021